As filed with the Securities and Exchange Commission on March 30, 2006.

                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                    Form N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |_|
                         Pre-Effective Amendment No.                    |_|
                                                    ---------
                       Post-Effective Amendment No. 24                  |X|
                                                    ---------
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                   |_|
                              Amendment No. 26                          |X|
                                           ----
                        (Check Appropriate box or boxes)

                           -------------------------

                           Thompson Plumb Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

               1200 JOHN Q. HAMMONS DRIVE
                       FIFTH FLOOR
                    MADISON, WISCONSIN                              53717
         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's Telephone Number, including Area Code: (608) 831-1300

                                John W. Thompson
                           1200 John Q. Hammons Drive
                                   Fifth Floor
                            Madison, Wisconsin 53717
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Conrad G. Goodkind, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

            |_|   immediately upon filing pursuant to paragraph (b)
            |X|   on April 1, 2006 pursuant to paragraph (b)
            |_|   60 days after filing pursuant to paragraph (a)(1)
            |_|   on (date) pursuant to paragraph (a)(1)
            |_|   75 days after filing pursuant to paragraph (a)(2)
            |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

            |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           THOMPSON PLUMB FUNDS, INC.
                                 1-800-999-0887
                              www.thompsonplumb.com

                                   PROSPECTUS
                                  APRIL 1, 2006




                           THOMPSON PLUMB GROWTH FUND

                            THOMPSON PLUMB BOND FUND




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

RISK/RETURN SUMMARY..........................................................1
         Thompson Plumb Growth Fund..........................................1
         Thompson Plumb Bond Fund............................................3

FEES AND EXPENSES............................................................6

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.....7
         Growth Fund.........................................................7
         Bond Fund...........................................................8
         Risks    ...........................................................9
         Other Information..................................................12
         Fund Holdings Information..........................................12

MANAGEMENT..................................................................12
         Investment Advisor.................................................12
         Portfolio Managers.................................................13
         Additional Information About Portfolio Managers....................13

HOW TO BUY SHARES...........................................................13
         General ...........................................................13
         Purchase Procedures................................................15
         Exchange of Fund Shares............................................18
         Availability of Money Market Fund..................................19

HOW TO SELL SHARES..........................................................19
         General  ..........................................................19
         Redemption Procedures..............................................20
         Receiving Redemption Proceeds......................................21
         Other Redemption Information.......................................23

OTHER INFORMATION...........................................................24
         Determination of Net Asset Value...................................24
         Excessive Account Activity ........................................24
         Authorized Broker-Dealers..........................................25
         Dividends and Distributions........................................25
         Taxes  ............................................................25
         Retirement Accounts and Plans......................................26
         Privacy Policy.....................................................27
         Delivery of Documents to Shareholders..............................27
         Website ...........................................................28

FINANCIAL HIGHLIGHTS........................................................28

                               RISK/RETURN SUMMARY

Thompson Plumb Growth Fund

      Investment Objective. The Growth Fund seeks a high level of long-term capital appreciation.

      Principal Strategies. The Growth Fund normally invests at least 65% of its total assets in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

      We invest in common stocks that possess most of the following characteristics:

            o     Leading market positions
            o High barriers to entry and other competitive or technological advantages
            o     High returns on equity and assets
            o     Good growth prospects
            o     Strong management
            o     Relatively low debt burdens

      To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

      Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. From time to time we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods. In addition, our selection of securities for the Growth Fund may not perform as well as we expected when we bought them or as well as the securities markets generally. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

      The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

      Past Performance. The bar chart and table below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) for one, five and ten years compare to a broader measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) is not an indication of the future.

                                   Growth Fund
                           Year-By-Year Total Returns

                                   [BAR CHART]
1996       33.05%
1997       32.37%
1998       18.41%
1999        6.45%
2000       25.68%
2001       19.13%
2002      -20.42%
2003       31.86%
2004        4.14%
2005       -2.41%

      The Fund's year-to-date return for the eleven months ended November 30, 2005 was -1.99%.

      The Fund's highest/lowest quarterly results during this period were:

             Highest:      25.00%       (quarter ended 12/31/98)
             Lowest:      -18.94%       (quarter ended 9/30/02)

                                   Growth Fund
                          Average Annual Total Returns
                    (for the periods ended December 31, 2005)

                                                   1 Year   5 Years  10 Years
                                                   ------   -------  --------
Return Before Taxes                                -2.41%    4.91%    13.49%

Return After Taxes on Distributions                -3.06%    4.13%    11.50%

Return After Taxes on Distributions and
Sale of Fund Shares                                -1.18%    3.90%    10.95%

-----------------------------------------------------------------------------
S&P 500 Index(1)                                    4.91%    0.54%     9.07%
(reflects no deduction for fees, expenses, or taxes)

----------
(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark of U.S. equity performance.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Thompson Plumb Bond Fund

      Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

      Principal Strategies. The Bond Fund normally invests at least 80% of its total assets in a diversified portfolio of bonds, including corporate bonds, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). Although the Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody's), it may invest up to 10% of its total assets in bonds rated below investment grade. In the aggregate, these below investment grade bonds along with the other bonds in the Fund's portfolio will comprise at least 80% of the Fund's total assets. The Bond Fund may invest up to 20% of its total assets in other non-debt securities. The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover.

      Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the bonds in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities).

      The Bond Fund is subject to credit risk, which is the risk that the issuers of the bonds in which the Fund invests may default on interest and/or principal payments. The creditworthiness of an issuer could deteriorate because of developments affecting the issuer uniquely, industry developments or general economic conditions. Such deterioration increases the risk of default and would likely cause a decline in the bond's value.

      Because it can invest up to 10% of its total assets in bonds rated below investment grade (commonly referred to as "junk" or "high-yield" bonds), the Bond Fund is subject to junk bond risk. Junk bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal. Such bonds are subject to possible risk of issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

      Certain of the bonds held by the Bond Fund (particularly mortgage-related securities) may be prepaid prior to their scheduled maturity dates. Prepayment is likely during periods of falling interest rates. Risk of prepayment generally affects the price and yield of a bond and their volatility because prepayment shortens the life of the bond and thus the expected interest payments from that bond. Prepayment will also require the Bond Fund to reinvest the proceeds in other securities usually at lower rates and yields.

      Although U.S. Treasury securities are backed by the full faith and credit of the United States Treasury, not all of the securities issued by U.S. Government agencies and instrumentalities in which the Bond Fund may invest are issued or guaranteed by the U.S. Treasury. Such securities vary in terms of the degree of support afforded by the U.S. Government. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or by the credit of the agency that issued them, such as those issued by the Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association ("Sallie Mae"). Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities involve risk of loss of principal and interest.

      Our selection of securities for the Bond Fund may not perform as well as we expected when we bought them or as well as the bond markets generally.

      The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

      Past Performance. The bar chart and table below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) for one, five and ten years compare to a broader measure of market performance. As with all mutual funds, the Fund's past performance (before and after taxes) is not an indication of the future.

                                    Bond Fund
                           Year-By-Year Total Returns

                                  [BAR CHART]

1996            1.83%
1997            7.42%
1998            8.71%
1999           -2.82%
2000            8.27%
2001           10.14%
2002            1.87%
2003           13.61%
2004            3.14%
2005           -0.06%

      The Fund's year-to-date return for the eleven months ended November 30, 2005 was -0.29%.

      The Fund's highest/lowest quarterly results during this period were:

           Highest:      6.59%           (quarter ended 6/30/03)
           Lowest:      -1.95%           (quarter ended 6/30/02)

                                    Bond Fund
                          Average Annual Total Returns
                    (for the periods ended December 31, 2005)

                                                      1 Year   5 Years  10 Years
                                                      ------   -------  --------
Return Before Taxes                                    -0.06%   5.61%    5.10%

Return After Taxes on Distributions                    -1.47%   3.61%    2.95%
Return After Taxes on Distributions and
Sale of Fund Shares                                    0.14%    3.63%    3.03%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Govt./Credit Index(1)     1.58%    5.50%    5.80%
(reflects no deductions for fees, expenses or taxes)

----------
(1) The Lehman Brothers Intermediate Government/Credit Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      The Bond Fund's annualized yield for the 30 days ended December 31, 2005 was 4.21%. For current yield information, please call 1-800-999-0887.

                                FEES AND EXPENSES

      This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

      Shareholder Fees (fees paid directly from your investment). Because the Funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer. Accounts in a Fund with a balance of less than $2,000 may be subject to a $15.00 annual fee.

      Annual Operating Expenses (expenses that are deducted from Fund assets).


                                                 Growth Fund      Bond Fund
                                                ------------    ------------
Management Fees                                         0.91%           0.65%

Distribution (12b-1) Fees                               None            None

Other Expenses                                          0.18%           0.63%
                                                ------------    ------------

Total Annual Fund Operating Expenses                    1.09%           1.28%

Less: Fee Waiver and/or Expense Reimbursement          (0.00)%         (0.48)%(1)
                                                ------------    ------------
Net Expenses                                            1.09%           0.80%

----------
(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from April 1, 2006 through March 31, 2007 so that the annual operating expenses of that Fund do not exceed 0.80% of its average daily net assets.

Example:

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

                            1 Year         3 Years       5 Years        10 Years
                            ------         -------       -------        --------
Growth Fund                 $  111         $  347         $  601         $1,329

Bond Fund                   $   82         $  358         $  656         $1,503

                     ADDITIONAL INFORMATION ABOUT INVESTMENT
                        OBJECTIVES, STRATEGIES AND RISKS

Growth Fund

      Objective and Principal Strategies. The Growth Fund seeks a high level of long-term capital appreciation. We generally seek to identify investment opportunities in equity securities of companies which we believe have above-average potential for earnings and dividend growth.

      We may invest some (but less than one-third) of the Growth Fund's assets in stocks of smaller companies whose market capitalizations are less than $1 billion.

      Other Strategies. In addition to common stocks, the Growth Fund may invest in preferred stock, convertible preferred stock, American Depository Receipts
(ADRs), private placement securities and convertible fixed income securities and other corporate debt securities. We generally limit the Growth Fund's purchase of preferred stock, convertible preferred stock and convertible fixed income securities to 10% or less of the Fund's assets. We generally limit the Growth Fund's purchase of private placement securities to 5% or less of the Fund's assets. Although the Growth Fund generally purchases securities that are of investment grade, that is, rated in one of the four highest rating categories by S&P or Moody's, we may invest up to 5% of our assets in fixed-income securities which are rated below investment grade. The Growth Fund may also invest in income producing short-term debt instruments as a reserve for future purchases of securities.

      Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

Bond Fund

      Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities generally include the following types:

            o Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest categories by either S&P or Moody's;

            o Securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury notes, bills and bonds and GNMA certificates;

            o Securities issued or guaranteed by an agency or instrumentality of the U.S. Government: that are secured by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks; that are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the agency or instrumentality, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"); or that are supported only by the credit of the instrumentality itself, such as securities issued by the Federal National Mortgage Corporation ("Fannie Mae") or the Student Loan Marketing Association ("Sallie Mae");

            o Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody's;

            o Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

            o Obligations of banks and thrifts whose deposits are insured by the FDIC;

            o Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

      Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

      Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., below "BBB" by S&P or "Baa" by Moody's. Such securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal.

      Other Strategies. In addition, at certain times, up to 5% of the Bond Fund's assets may be invested in common stock due to the Fund obtaining such stock through a conversion, reorganization or other actions, which do not involve the direct investment of the Fund in common stock.

      Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

Risks

      Common Stocks. The Growth Fund invests in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, we may invest some of the Growth Fund's assets in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. Stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity. To the extent the Bond Fund holds common stocks through a conversion, reorganization or other actions, the Bond Fund will also be subject to these risks.

      Preferred Stocks. The Growth Fund may invest in preferred stocks. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Convertible Stock. The Growth Fund may invest in convertible stock. Convertible stock are preferred stock that may be exchanged for or converted into the common stock of the same (or a different) issuer at the option of the holder during a specified period of time. In exchange for the conversion feature, however, dividend preference on a convertible stock is generally less than would be the case if the stock was issued in non-convertible form.

      The value of a convertible stock tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. In addition, convertible stocks tend to increase in value when interest rates fall and decrease in value when interest rates rise. Because both stock market movements and interest rates can influence its value, a convertible stock is not as sensitive to interest rate changes as a non-convertible debt security, nor is it as sensitive to changes in the share price of its underlying stock.

      Convertible stocks are senior securities and, therefore, have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer's common stock upon liquidation of the corporation. However, a convertible stock holder's claim against the assets of the issuing corporation is subordinate to the claims of holders of the issuer's debt securities upon liquidation of the corporation.

      Investment Style. The Growth Fund is subject to "style" risk, which is the risk that their respective investment styles may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

      The Growth Fund has a blended investment style, which we generally characterize as "growth at a reasonable price." However, the Fund may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their true value. They are often overlooked or out-of-favor with investors. To the extent the Growth Fund emphasizes growth stocks (or value stocks) during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

      Stock Selection. The Growth Fund is subject to manager or stock selection risk, which is the risk that a portfolio manager's decision to acquire stocks of particular companies may prove to be unwise because of factors that were not adequately anticipated by the portfolio manager when making the investment. This risk is exacerbated when an investment is significant relative to the Fund's total assets.

      Fixed Income Securities. The Bond Fund and, to a lesser extent, the Growth Fund may invest in bonds and other fixed-income securities, including convertible securities. The total return realized by a Fund on the fixed income portion of its portfolio consists of the change in the value of the fixed income securities held by the Fund and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

      A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

      The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P's or Moody's. However, the Growth Fund may invest up to 5% of its total assets in fixed income securities rated below investment grade, and the Bond Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade. As of February 28, 2006, approximately 9.43% of the Bond Fund's net assets were represented by non-investment grade debt securities. At times, the percentage of net assets represented by non-investment grade debt securities may exceed 10% due to market appreciation and/or downgrading of securities. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

Other Information

      Portfolio Turnover. We generally do not purchase securities for short-term trading. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect Fund performance, and result in increased taxable gains and income to you.

      Change in Investment Objective. Each Fund's investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change any Fund's objective.

      The policy of the Bond Fund to invest, under normal circumstances, at least 80% of its total assets in bonds. This policy may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

      Temporary Defensive Positions. Each Fund may invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

Fund Holdings Information

      The Funds understand that portfolio holdings information is material, non-public information and that selective disclosure of such information may be prohibited. Accordingly, we have adopted a policy regarding the disclosure of portfolio holdings information, which is described in the Statement of Additional Information and is available on the Funds' website at www.thompsonplumb.com.

      Complete schedules of the Funds' portfolio holdings as of the end of each calendar quarter are made available on the Funds' website at www.thompsonplumb.com. These schedules are generally posted on the website within thirty (30) days of the end of each quarter.

                                   MANAGEMENT

Investment Advisor

      Thompson Investment Management LLC (TIM), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, serves as investment advisor for the Funds. TIM also provides investment advice to individuals and institutional clients. As of January 1, 2006, TIM had approximately $1.78 billion of assets under management. TIM Holdings, Inc. (TIM Holdings), an affiliate of TIM, acts as administrator to all of the Funds. In such capacity, TIM provides the Funds with administrative and accounting services. TIM and TIM Holdings are controlled by John W. Thompson.

      During the fiscal year ended November 30, 2005, the Growth Fund and Bond Fund paid management fees to TIM of 0.91% and 0.65%, respectively, of such Fund's average daily net assets during that year.

      A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Funds is available in Thompson Plumb Funds' Annual Report to Shareholders for the period ended November 30, 2005 and will be available in Thompson Plumb Funds' Annual Report to Shareholders for the period ended November 30, 2006.

Portfolio Managers

      Growth Fund. John W. Thompson and John C. Thompson serve as Co-Portfolio Managers for the Growth Fund. John W. Thompson has managed or co-managed the Growth Fund since its inception. Mr. Thompson is the Chairman, Chief Executive Officer and a Director of Thompson Plumb Funds, Inc. and President of TIM and TIM Holdings. Until January 2004, Mr. Thompson was President and Treasurer of Thompson, Plumb & Associates, Inc. Mr. Thompson has a B.S. degree from the University of Wisconsin and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

      John C. Thompson has been actively involved in the management of the Growth Fund since January 1994. Mr. Thompson is the President and Chief Operating Officer of Thompson Plumb Funds, Inc. He is also Vice President of TIM. Previously, he worked in various capacities for Thompson, Plumb & Associates, Inc. Mr. Thompson received a B.S. degree from the University of Wisconsin and an M.B.A. from the University of Chicago. Mr. Thompson is a CFA charterholder.

      Bond Fund. John W. Thompson serves as Portfolio Manager for the Bond Fund, having managed or co-managed the Bond Fund since inception. Information about Mr. Thompson is set forth under "Growth Fund" above.

Additional Information About Portfolio Managers

      The Statement of Additional Information for the Funds provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager, and the portfolio managers' ownership of shares of the Funds.

                                HOW TO BUY SHARES

General

      You may buy shares of any Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share next determined after your purchase order is received by Thompson Plumb Funds through U.S. Bancorp Fund Services, LLC, the Funds' transfer agent (Transfer Agent) or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds (Distributor), or other broker-dealer or designated intermediary authorized by the Funds. That determination is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) every day on which the Exchange is open. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Fund does not issue share certificates.

      Please call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

      The investment minimums for purchases of shares of a Fund are as follows:

      To open an account:                $2,500 ($2,000 for IRAs)

      To add to an account:              $100 ($50 for Automatic Investment
                                         Plan and Automatic Exchange Plan)

      The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), 403(b), SIMPLE and SEP plans). In addition, we may waive the initial and subsequent investment minimum in other appropriate circumstances.

      The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

            o     Full Name
            o     Date of Birth
            o     Social Security Number
            o     Permanent Street Address (P.O. box is not acceptable)
            o     Corporate accounts require additional documentation

      The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. The Funds also reserve the right to close an account within five business days if identifying information or documentation is not received.

      The Funds have not adopted a "Rule 12b-1" distribution plan and thus do not make any payments out of their assets for activities that are primarily intended to result in the sale of Fund shares. All sales, marketing and other distribution-related costs are borne by the Advisors, including the costs of advertising and sales literature, the fees and expenses of the Distributor, the costs of printing and mailing prospectuses, and compensation to broker-dealers and other intermediaries. In addition, the Advisor may offer additional non-cash compensation or sales incentives to certain broker-dealers and other intermediaries.

Purchase Procedures

      You may buy shares of any Fund in the following ways:

Method                                     Steps To Follow
------                                     ---------------

By Mail:                                   To Open a New Account:

         Thompson Plumb Funds, Inc.        1.       Complete the Account
         c/o U.S. Bancorp Fund Services,            Application.
           LLC
         P.O. Box 701                      2.       Make your check payable to
         Milwaukee, WI 53201-0701                   "Thompson Plumb Funds"
                                                    (note: your purchase must
                                                    meet the applicable
                                                    minimum). All purchases by
                                                    check must be made in U.S.
                                                    dollars. No third party
                                                    checks, credit cards, credit
                                                    card checks, cashier's
                                                    checks in amounts less than
                                                    $10,000, Treasury Checks,
                                                    traveler's checks, starter
                                                    checks, cash or money orders
                                                    will be accepted.

                                           3.       Send the completed Account
                                                    Application and check to the
                                                    applicable address listed to
                                                    the left (note: $25 charge
                                                    for returned checks).

By Personal Delivery/Express Mail:         To Add to an Existing Account:

         Thompson Plumb Funds, Inc.        1.       Complete the Additional
         c/o U.S. Bancorp Fund Services,            Investment form included
           LLC                                      with your account
         615 East Michigan Street                   statement (or write a note
         Milwaukee, WI 53202                        with your account number).

                                           2.       Make your check payable to
                                                    "Thompson Plumb Funds." No
                                                    third party checks, credit
                                                    cards, credit card checks,
                                                    cashier's checks in amounts
                                                    less than $10,000, Treasury
                                                    Checks, traveler's checks,
                                                    starter checks, cash or
                                                    money orders will be
                                                    accepted.

                                           3.       Send the Additional
                                                    Investment form (or note)
                                                    and check to the applicable
                                                    address listed to the left
                                                    (note: $25 charge for
                                                    returned checks).

By Wire or Electronic Funds Transfer:      To Open a New Account:

                                           1.       Complete and return the
Wire To:          U.S. Bank, N.A.                   Account Application form
                  ABA 075000022                     to us at the applicable
                                                    address set forth above.
Credit:           c/o U.S. Bancorp Fund             Before you wire funds, we
                    Services, LLC                   must have your completed
                  Account 112-952-137               Account Application.

Further Credit:   (Name of Thompson Plumb  2.       Upon receipt of your
                    Fund)                           completed Account
                  (Your Name)                       Application, we will
                  (Account Number)                  establish an account for
                                                    you. The account number
Note: Amounts sent by wire must be                  assigned will be required
received before 3:00 p.m. Central Time              as part of the instruction
in order to buy shares that day.  Also,             that should be given to
you are responsible for any charges that            your bank to send the
your bank may impose for effecting the              wire.  Your bank must
wire or electronic funds transfer.                  include both the name of
                                                    the Fund you are purchasing
                                                    and your name so that monies
                                                    can be correctly applied.
                                                    Your bank should transmit
                                                    funds by wire using the
                                                    instructions to the left.

                                           To Add to an Existing Account:

                                           1.       Before sending your wire,
                                                    please contact us at
                                                    1-800-999-0887 to advise us
                                                    of your intent to wire
                                                    funds. This will ensure
                                                    prompt and accurate credit
                                                    upon receipt of your wire.

                                           By Electronic Funds Transfer:

                                           Investors may purchase additional
                                           shares on demand, by calling
                                           1-800-999-0887. If elected on your
                                           Account Application, telephone orders
                                           will be accepted via electronic funds
                                           transfer from your bank account
                                           through the Automated Clearing House
                                           (ACH) network, provided that your
                                           bank is a member. You must have
                                           banking information established on
                                           your account prior to making a
                                           purchase. Your shares will be
                                           purchased at the net asset value
                                           calculated on the day of your
                                           purchase order. A $25 charge will be
                                           assessed for any such transfer that
                                           cannot be completed.

By Internet:                               To Open an Account:

                                           Not Applicable.

                                           To Add to an Existing Account:

                                           This option allows you to purchase
                                           additional shares through the Fund's
                                           website at www.thompsonplumb.com. If
                                           you are interested in purchasing
                                           shares directly through the Fund's
                                           website, please contact shareholder
                                           servicing at 1-800-999-0887 for
                                           establishing this option. Only bank
                                           accounts held at a domestic
                                           institution which is an ACH member
                                           may be used for Internet
                                           transactions.

                                           To have your Fund shares purchased at
                                           the net asset value determined at the
                                           close of regular trading on a given
                                           date, the Transfer Agent must receive
                                           your purchase order before the close
                                           of regular trading on that date. You
                                           may not use Internet transactions for
                                           your initial purchase of Fund shares.

                                           The Fund may alter, modify or
                                           terminate the Internet purchase
                                           option at any time. The minimum
                                           purchase amount by Internet is $100.

                                           By accepting the Internet option, you
                                           authorize us to act upon the
                                           instruction of any person by Internet
                                           to purchase additional shares for
                                           your account, and you assume some
                                           risk for unauthorized transactions.
                                           We have procedures designated to
                                           reasonably assure that the Internet
                                           instructions are genuine, including
                                           requesting personal information and
                                           requesting your Personal
                                           Identification Number, which can be
                                           established on the website, and we
                                           will be liable to you if you suffer a
                                           loss from our failure to abide by
                                           these procedures.

Automatic Investment Plan:                 To Open an Account:

(Note: This plan may be suspended,         Not Applicable.
modified or terminated at any time.)
                                           To Add to an Existing Account:

                                           1.       Call us at 1-800-999-0887
                                                    or visit our website at
                                                    www.thompsonplumb.com to
                                                    obtain a regular Account
                                                    Application.

                                           2.       Complete the Automatic
                                                    Investment Plan section on
                                                    the regular Account
                                                    Application to authorize
                                                    the transfer of funds from
                                                    your bank account, include
                                                    a voided check with the
                                                    application and indicate
                                                    how often (monthly,
                                                    bimonthly, quarterly or
                                                    yearly) you wish to make
                                                    automatic investments.

                                           3.       Indicate the amount of the
                                                    automatic investments (must
                                                    be at least $50 per
                                                    investment).

                                           4.       Your bank will deduct the
                                                    automatic investment
                                                    amount you have selected
                                                    from your checking account
                                                    on the business day of
                                                    your choosing, and apply
                                                    that amount to the
                                                    purchase of fund shares.
                                                    (Note: you will be charged
                                                    $25 for any automatic
                                                    investments that do not
                                                    clear.)

                                           To Change or Stop an Automatic
                                           Investment Plan:

                                           1.       Call us at 1-800-999-0887.
                                                    We will take your request
                                                    and give you a confirmation
                                                    number; or

                                           2.       Write a letter requesting
                                                    your change to:

                                                    Thompson Plumb Funds, Inc
                                                    c/o U.S. Bancorp Fund
                                                    Services, LLC
                                                    P.O. Box 701
                                                    Milwaukee, WI 53201-0701

Through Broker-Dealers and                 You may purchase shares of any Fund
Other Service Providers:                   through a broker-dealer,
                                           institution or other service
                                           provider, who may charge a commission
                                           or other transaction fee. Certain
                                           features of a Fund may not be
                                           available or may be modified in
                                           connection with the program offered
                                           by your service provider. The service
                                           provider, rather than you, may be the
                                           shareholder of record of Fund shares,
                                           and may be responsible for delivering
                                           Fund reports and other communications
                                           about the Funds to you.

Exchange of Fund Shares

      You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Funds or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

      The basic rules for exchanges are as follows:

      o Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

      o Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

      o We reserve the right to limit the number of times you may exchange Fund shares.

      Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

      Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

Availability of Money Market Fund

      If you elect on the Account Application, you may withdraw some or all of your investment in a Fund and reinvest the proceeds the same day in Class A shares of the First American Prime Obligations Fund. You may also move that investment back into any of the Funds. Your use of this privilege is subject to the purchase and redemption amounts set forth in the First American Prime Obligations Fund prospectus. Please read that prospectus before making an exchange into Class A shares of the First American Prime Obligations Fund. There is no charge for this privilege. Please note that when exchanging from the Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

      The Funds receive a fee from First American Prime Obligations Fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the First American Prime Obligations Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.

                               HOW TO SELL SHARES

General

      You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to Thompson Plumb Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received by the Funds (through the Transfer Agent), by a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or by the Distributor or other broker-dealer or designated intermediary authorized by the Funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day in which the Exchange is open. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

Redemption Procedures

         You may redeem Fund shares in the following ways:

Method                                     Steps to Follow
------                                     ---------------

By Mail:                                   1.       A written request for
                                                    redemption (or the
         Thompson Plumb Funds, Inc.                 Redemption Request form)
         c/o U.S. Bancorp Fund Services,            must be signed exactly as
           LLC                                      the account is registered
         P.O. Box 701                               and include the account
         Milwaukee, WI 53201-0701                   number and the amount to
                                                    be redeemed.
By Personal Delivery/Express Mail:
                                           2.       Send the written
         Thompson Plumb Funds, Inc.                 redemption request and any
         c/o U.S. Bancorp Fund Services,            certificates for the
           LLC                                      shares being redeemed to
         615 East Michigan Street                   the applicable address
         Milwaukee, WI 53202                        listed to the left.

                                           3.       Signatures may need to be
                                                    guaranteed. See "Signature
                                                    Guarantees."

Systematic Withdrawal Plans:               You can elect to participate in our
                                           Systematic Withdrawal Plan by
                                           completing the Systematic
                                           Withdrawal Plan section on the
                                           regular Account Application.  This
                                           plan allows you to arrange for
                                           automatic withdrawals from your
                                           Fund account.  Payments may be sent
                                           via check to your address of record
                                           or to a pre-authorized bank account
                                           through the Automatic Clearing
                                           House (ACH) network, if your bank
                                           is a member.  You select the
                                           schedule for systematic
                                           withdrawals, which may be on a
                                           monthly basis or in certain
                                           designated months.  You also select
                                           the amount of each systematic
                                           withdrawal, subject to a $25
                                           minimum.  To begin systematic
                                           withdrawals, you must have a Fund
                                           account valued at $10,000 or more.
                                           The Systematic Withdrawal Plan may
                                           be terminated or modified at any
                                           time by writing or by telephone at
                                           least 5 days prior to the effective
                                           date.

By Telephone:                              We will accept telephone
                                           redemptions unless you indicate
                                           otherwise on your account
                                           application.

                                           1.       Call us at 1-800-999-0887.

                                           2.       Provide your account
                                                    number and the amount to
                                                    be redeemed.

                                           3.       Telephone redemptions are
                                                    subject to a $25,000
                                                    maximum.

                                           4.       We will send the proceeds
                                                    from a telephone
                                                    redemption via check to
                                                    the shareholder's address
                                                    of record, wire the
                                                    proceeds to the
                                                    shareholder's bank of
                                                    record, or send the
                                                    proceeds via electronic
                                                    funds transfer through the
                                                    Automated Clearing House
                                                    (ACH) network to a
                                                    pre-determined account.
                                                    In order to arrange for
                                                    automated wire or
                                                    electronic funds transfer,
                                                    you must have elected the
                                                    option on the account
                                                    application, and have
                                                    provided a voided check.
                                                    There is a $15 charge for
                                                    a wire transfer.  There is
                                                    no charge for a transfer
                                                    through the Automated
                                                    Clearing House (ACH)
                                                    system but your bank must
                                                    be a member.  Electronic
                                                    funds transfers are
                                                    generally completed within
                                                    2 to 3 days.

                                           By accepting the telephone redemption
                                           option, you authorize us to act upon
                                           the instruction of any person by
                                           telephone to redeem shares from your
                                           account, and you assume some risk for
                                           unauthorized transactions. We have
                                           procedures designated to reasonably
                                           assure that the telephone
                                           instructions are genuine, including
                                           recording telephone conversations,
                                           requesting personal information and
                                           providing written confirmation of
                                           transactions, and we will be liable
                                           to you if you suffer a loss from our
                                           failure to abide by these procedures.

Through Broker-Dealers, Institutions and   You may redeem Fund shares through
Other Service Providers:                   broker-dealers, institutions and
                                           other service providers, who may
                                           charge a commission or other
                                           transaction fee for processing the
                                           redemption for you.

Receiving Redemption Proceeds

      You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Thompson Plumb Funds (through the Transfer Agent). Redemption proceeds will be sent within seven days after we receive the redemption request; however, we will delay sending redemption proceeds for 12 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

Method                                  Steps to Follow
------                                  ---------------

By Mail: We mail checks for redemption proceeds after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address which would require a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:      At your written request and with a
                                        guaranteed signature on your
                                        redemption request, we will send you
                                        your redemption proceeds by wire or
                                        electronic funds transfer to your
                                        designated bank account.  You will be
                                        charged a fee (currently $15) for each
                                        wire transfer.  There is no charge for
                                        electronic fund transfers.  You will
                                        be responsible for any charges that
                                        your bank may impose for receiving
                                        wire or electronic fund transfers.  If
                                        you do not have automated bank
                                        instructions on your account, or if
                                        proceeds are sent to other than a
                                        pre-determined bank or address, a
                                        signature guarantee will be required.

Other Redemption Information

      Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

            o     The redemption is for over $25,000.

            o The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

            o The proceeds are to be sent to an address other than the registered address on the account.

            o     If you want to change ownership registration on your account.

            o If you have requested a change of address within 15 days prior to the redemption request.

            o If you request that the redemption proceeds be sent by federal wire transfer to a bank other than your bank of record.

            o If you are adding the telephone redemption option to an existing account.

            o     If you are changing your pre-determined bank instructions.

      The Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to the particular situation.

      Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, a $15 annual fee may be automatically deducted from each account in a Fund falling below $2,000. This small account fee is not imposed on retirement plan accounts. The deduction will generally be made during the fourth quarter of each year on accounts that are then below $2,000.

      In addition, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

      Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

                                OTHER INFORMATION

Determination of Net Asset Value

      Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds' Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

      When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds' Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

Excessive Account Activity

      An excessive number of purchases and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds' Board of Directors has adopted policies to discourage frequent purchases and redemptions of Fund shares. We prohibit any shareholder from making more than three exchanges from one Fund to another Fund in any 12-month period. We also prohibit any shareholder from making, during any 12-month period, more than three purchases back into the Fund that were preceded by or otherwise associated with redemptions from the Fund. However, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able effectively to identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment or exchange plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or a purchase order, or reject a purchase or an exchange, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

Authorized Broker-Dealers

      The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

      The Growth Fund annually (generally within 60 days following their November 30 fiscal year-end) distributes substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

      If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

      Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates (with a maximum rate of 35% through 2010). You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

      We expect that most of the Growth Fund's distributions will be capital gains, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

      In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

      The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

Retirement Accounts and Plans

      Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $15.00 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

      Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

      Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Forms of SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

      Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

      We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

      We do not sell your personal information to anyone.

      When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

      The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

      We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

      We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

      Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

      To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

      We will assume that you consent to householding of shareholder documents unless you check the appropriate box on the Account Application included with the Prospectus indicating that you do not consent or by sending a note to that effect to Thompson Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may revoke your consent to householding at any time by calling Thompson Plumb Funds at 1-800-999-0887 or by writing to us at the address provided above. If you choose to revoke your consent, the Funds will begin to send separate copies to you within 30 days after we receive your revocation.

Website

      Visit us online at www.thompsonplumb.com to access the Funds' performance and portfolio characteristics.

      In addition to general information about investing in our Funds, our website offers:

            o     Daily performance

            o     Access to account balances

            o     Portfolio manager's commentaries

            o     Prospectus and applications

            o     Statement of Additional Information

            o     Annual and Semi-Annual Reports

            o     Quarterly lists of the Fund's portfolio holdings

            o     Proxy voting record

            o     Various policies and procedures


                              FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years (which end on November 30). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                                          Year Ended November 30,
                                                  ----------------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                  ----------     ----------     ----------     ----------     ----------
GROWTH FUND

Net Asset Value, Beginning of Period              $    46.03     $    42.45     $    37.85     $    46.45     $    47.75

Income from Investment Operations

     Net investment income                              0.27           0.46           0.13           0.22           0.03
     Net realized and unrealized gains (losses)         0.54           3.26           4.83          (4.77)          8.02
     on investments                               ----------     ----------     ----------     ----------     ----------

     Total from Investment Operations                   0.81           3.72           4.96          (4.55)          8.05

Less Distributions

     Distributions from net investment income          (0.44)         (0.14)         (0.25)         (0.02)            --
     Distributions from net realized gains             (0.55)            --          (0.11)         (4.03)         (9.35)
                                                  ----------     ----------     ----------     ----------     ----------
     Total Distributions                               (0.99)         (0.14)         (0.36)         (4.05)         (9.35)

Net Asset Value, End of Period                    $    45.85     $    46.03     $    42.45     $    37.85     $    46.45
                                                  ==========     ==========     ==========     ==========     ==========

Total Return                                            1.76%          8.77%         13.28%        (10.65%)        20.73%

Ratios/Supplemental Data

     Net assets, end of period (millions)         $  1,030.7     $  1,485.9     $    875.6     $    520.6     $    266.7
     Ratios to average net assets:
         Ratio of expenses                              1.08%          1.05%          1.07%          1.11%          1.20%
         Ratio of expenses without                      1.09%          1.06%          1.11%          1.15%          1.20%
         reimbursement*
         Ratio of net investment income                 0.50%          1.12%          0.47%          0.68%          0.11%
         Ratio of net investment income without         0.49%          1.11%          0.42%          0.65%          0.11%
         reimbursement*
     Portfolio turnover rate                           20.48%         28.54%         41.01%         74.07%         62.96%

------------------------------

*        Before directed brokerage credits.

                                                                       Year Ended November 30,
                                                ----------------------------------------------------------------------
                                                   2005           2004           2003           2002           2001
                                                ----------     ----------     ----------     ----------     ----------
BOND FUND

Net Asset Value, Beginning of Period            $    10.68     $    10.86     $    10.09     $    10.69     $     9.99

Income from Investment Operations

     Net investment income                            0.39           0.57           0.58           0.59           0.56
     Net realized and unrealized gains               (0.36)         (0.16)          0.77          (0.61)          0.72
     (losses) on investments                    ----------     ----------     ----------     ----------     ----------

     Total from Investment Operations                 0.03           0.41           1.35          (0.02)          1.28

Less Distributions

     Distributions from net investment income        (0.42)         (0.59)         (0.58)         (0.58)         (0.58)
     Distributions from net realized gains           (0.08)            --             --             --             --
                                                ----------     ----------     ----------     ----------     ----------
     Total Distributions                             (0.50)         (0.59)         (0.58)         (0.58)         (0.58)

Net Asset Value, End of Period                  $    10.21     $    10.68     $    10.86     $    10.09     $    10.69
                                                ==========     ==========     ==========     ==========     ==========

Total Return                                          0.29%          3.90%         13.75%         (0.16%)        13.20%

Ratios/Supplemental Data

     Net assets, end of period (millions)       $     30.6     $     29.7     $     41.9     $     34.7     $     28.1
     Ratios to average net assets:
         Ratio of expenses                            0.80%          0.80%          0.80%          0.87%          0.94%
         Ratio of expenses without                    1.28%          1.20%          1.05%          1.08%          1.13%
         reimbursement

         Ratio of net investment income               3.80%          5.00%          5.49%          5.94%          5.52%

         Ratio of net investment income               3.31%          4.60%          5.24%          5.73%          5.33%
         without reimbursement

     Portfolio turnover rate                         25.93%         23.52%         29.89%         20.09%          7.26%

--------------------------------------------------------------------------------
      THOMPSON PLUMB FUNDS, INC.                   INVESTMENT ADVISOR
            1-800-999-0887                 Thompson Investment Management LLC
                                               1200 John Q. Hammons Drive
        DIRECTORS OF THE FUNDS                  Madison, Wisconsin 53717

           Mary Ann Deibele                           DISTRIBUTOR
                                                Quasar Distributors, LLC
            John W. Feldt                       615 East Michigan Street
                                               Milwaukee, Wisconsin 53202
          Donald A. Nichols
                                                       CUSTODIAN
   John W. Thompson, CFA, President         U.S. Bank, National Association
  Thompson Investment Management LLC           777 East Wisconsin Avenue
                                               Milwaukee, Wisconsin 53202
        OFFICERS OF THE FUNDS
                                                   TRANSFER AGENT AND
        John W. Thompson, CFA                  DIVIDEND DISBURSING AGENT
       Chief Executive Officer              U.S. Bancorp Fund Services, LLC
                                                615 East Michigan Street
        John C. Thompson, CFA                  Milwaukee, Wisconsin 53202
President and Chief Operating Officer
                                                 INDEPENDENT REGISTERED
           Penny M. Hubbard                      PUBLIC ACCOUNTING FIRM
Chief Financial Officer and Treasurer          PricewaterhouseCoopers LLP
                                               100 East Wisconsin Avenue
          Jason L. Stephens                    Milwaukee, Wisconsin 53202
Chief Compliance Officer and Secretary
                                                     LEGAL COUNSEL
                                                  Quarles & Brady LLP
                                               411 East Wisconsin Avenue
                                               Milwaukee, Wisconsin 53202

--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

      The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

      To obtain a free copy of the SAI or the Funds' annual and semi-annual reports, or to request other information or ask questions about the Funds, you can contact Thompson Plumb Funds at the telephone number or address shown above. These documents are also available on the Funds' website at www.thompsonplumb.com. You can also view these documents at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                           SEC File No. 811-4946

                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 1, 2006

                           THOMPSON PLUMB FUNDS, INC.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: 1-800-999-0887

      This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). Collectively, the Growth Fund and Bond Fund are referred to herein as the "Funds" and individually as a "Fund." This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2006. The audited financial statements of the Funds as of, and for the year ended, November 30, 2005 and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Thompson Plumb Funds' Annual Report to Shareholders. The Prospectus and Annual Report are available, without charge, upon request by contacting Thompson Plumb Funds, Inc. at the address or telephone number listed above, or on the Funds' website at www.thompsonplumb.com.

                                TABLE OF CONTENTS

FUND HISTORY.................................................................  2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS.......................  2

INVESTMENT RESTRICTIONS.....................................................  10

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS.................  12

MANAGEMENT..................................................................  13

DISTRIBUTION................................................................  23

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  24

TAXES ......................................................................  27

CAPITAL STOCK AND OTHER SECURITIES..........................................  28

FINANCIAL STATEMENTS........................................................  30

EXHIBIT A - PROXY VOTING POLICIES AND PROCEDURES...........................  A-1

EXHIBIT B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS..............  B-1

                                  FUND HISTORY

      Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund and Bond Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The investment advisor of the Funds is Thompson Investment Management LLC ("TIM"). The administrator to the Funds is TIM Holdings, Inc., an affiliate of TIM. Until January 2004, the investment advisor and administrator of the Funds was Thompson, Plumb & Associates, Inc. ("TPA"). The term "Advisor" is used herein to describe TIM or TPA, as the case may be. The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the "Distributor").

            DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

      Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, up to a maximum of one-third of its total assets, as a means of enhancing its return. The Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Repurchase Agreements

      Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

When-Issued Transactions

      Each Fund may purchase or sell portfolio securities in when-issued transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. The Funds do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of their respective net assets would consist of when-issued securities.

Illiquid Securities

      No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

Variable Rate Demand Notes

      Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

Mortgage-Backed Securities

      The Bond Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Bond Fund) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

      The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

      Certain mortgage-backed securities purchased by the Bond Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

      During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. The Bond Fund does not currently intend to purchase mortgage-backed securities if, after such purchase, more than 5% of the Fund's net assets would consist of mortgage-backed securities.

Real Estate Investment Trusts

      Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Depository Receipts

      Depository receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." The Growth Fund may invest in American Depository Receipts ("ADRs"), for which the depository is typically a U.S. financial institution and the underlying securities are issued by foreign issuers. ADRs may be listed on a national securities exchange or may trade on an over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. Although generally tempered to some extent, ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

High Yield Debt Securities

      The Growth Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's, and the Bond Fund may invest up to 10% of its total assets in debt securities rated below investment grade. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities. From time to time more than 10% of the Bond Fund's assets will be represented by debt securities below investment grade because of changes in the value of those securities and/or the Fund as a whole and downgrades that occur after such securities were acquired. The Fund will not acquire any debt securities rated below investment grade while more than 10% of its total assets are represented by such securities.

Convertible Securities

      The Growth Fund may invest in convertible securities, including any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

      The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

      Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

      The only convertible securities in which the Bond Fund may invest are convertible debt securities.

Short Sales

      Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

      A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

      Each Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

      A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

      Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

      Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

      Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

      An option on an index is the same as a stock option except that the option is only settled in cash.

      Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

      Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

      While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

      Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, a Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

      Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

Investments in Exchange-Traded Funds and Exchange-Traded Limited Partnerships

      The Growth Fund may invest in securities of exchange-traded funds ("ETFs") and exchange-traded limited partnerships ("ETLPs"). ETFs and ETLPs are similar to traditional mutual funds and limited partnerships, respectively, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

      ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, the Fund will bear their share of the operating expenses of any ETFs in which they invest. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Funds invest in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund such as the risk that the prices of the securities owned by the ETF will go down.

      An investment in an ETLP generally presents the same primary risks as an investment in a limited partnership, such as the risk that the value of the partnership's securities will go down.

      In addition to the risks described above, an investment in an ETF or ETLP is also subject to the following risks that do not apply to an investment in a traditional mutual fund or limited partnership: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF's or ETLP's securities may not develop or be maintained; or
(3) trading of an ETF's or ETLP's securities may be halted if the listing exchange's officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt trading in general.

      The Growth Fund's investments in an ETF or ETLP is subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund's purchase of ETF shares are subject to the limitations on the Fund's investment in other investment companies. See "Investment Restrictions" in this Statement of additional information .

Investments in Other Investment Companies

      An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

Temporary Defensive Positions

      Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

Portfolio Turnover

      The portfolio turnover rates for the fiscal years ended November 30, 2005 and 2004 were as follows:

                                               2005     2004
                                              ------   ------
Thompson Plumb Growth Fund                    20.48%   28.54%
Thompson Plumb Bond Fund                      25.93%   23.52%

                             INVESTMENT RESTRICTIONS

      Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

            (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

            (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

            (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

            (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

            (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

            (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

            (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

      In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

            (a) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

            (b) Participate on a joint or joint-and-several basis in any securities trading account.

            (c) Invest more than 15% of its net assets in illiquid securities.

            (d) Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

            (e) Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

            The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

         DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

      Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

      The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

      Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

      Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

      The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                                   MANAGEMENT

      Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Thompson Plumb Funds are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Funds' investment management, and the officers of the Investment Company are delegated responsibility for the Funds' operations. The Board of Directors meets regularly to review the Funds' performance and expenses and other operational matters. The Board elects the officers of the Investment Company and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and the distribution agreement with the Distributor. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Investment Company's business. The policy of the Investment Company is that 75% of the directors must not be "interested persons" of the Investment Company (within the meaning of the 1940 Act).

      Information pertaining to the directors and officers of the Investment Company is set forth below.

                             Position(s)
                              Held with                                                           Number of            Other
                              Thompson                             Principal Occupation(s)      Thompson Plumb     Directorships
        Name,                   Plumb           Length of               During Past             Funds Overseen         Held
   Address and Age           Funds, Inc.     Time  Served(1)             Five Years               by Director       by Director
----------------------       -----------     ---------------  ---------------------------------  --------------   ------------------

Independent Directors:

Mary Ann Deibele             Director         Since 1994      Retired; Secretary of Elite               2               None
1200 John Q.                                                  Engineering Enterprises, Inc.
  Hammons Drive                                               (sheet metal fabrication) from
Madison, WI 53717                                             1997 to 2003; prior thereto,
Birth date: 3/5/36                                            Director and member of the
                                                              executive committee of Household
                                                              Utilities, Inc. (a high tech
                                                              sheet metal fabricating
                                                              facility).

John W. Feldt                Director         Since 1987      Senior Vice President of Finance          2         Baird Funds, Inc.
1200 John Q.                                                  of the University of Wisconsin                          (8 funds)
  Hammons Drive                                               Foundation since 1984; prior
Madison, WI 53717                                             thereto, Vice President of
Birth date: 5/2/42                                            Finance for the University of
                                                              Wisconsin Foundation.

Donald A. Nichols            Director         Since 1987      Director of the Robert M. La              2                None
1200 John Q.                                                  Follette School of Public
  Hammons Drive                                               Affairs at the University of
Madison, WI 53717                                             Wisconsin since 2002; Professor
Birth date: 12/20/40                                          of Economics at the University
                                                              of Wisconsin since 1966;
                                                              Chairman, Department of
                                                              Economics from 1983 to 1986
                                                              and from 1988 to 1990;
                                                              Economic Consultant.

Interested Directors and Officers:

John W. Thompson(2)(3)       Director,        Since 1987      President of Thompson Investment          2                None
1200 John Q.                 Chairman                         Management LLC ("TIM") since
  Hammons Drive                                               January 2004; President of
Madison, WI 53717            Chief            Since 2005      Thompson Plumb & Associates,
Birth date: 7/26/43          Executive                        Inc. ("TPA") from June 1984 to
                             Officer                          December 2003; Treasurer of TPA
                                                              from October 1993 to December
                                                              2003; Chief Executive Officer
                                                              and Secretary of Thompson Plumb
                                                              Trust Company from 2001 to
                                                              December 2003; a Chartered
                                                              Financial Analyst.

                             Position(s)
                              Held with                                                           Number of            Other
                              Thompson                             Principal Occupation(s)      Thompson Plumb     Directorships
        Name,                   Plumb           Length of               During Past             Funds Overseen         Held
   Address and Age           Funds, Inc.     Time  Served(1)             Five Years               by Director       by Director
----------------------       -----------     ---------------  ---------------------------------  --------------   ------------------
John C. Thompson(3)          President and    Since 2005      Vice President of TIM since               N/A              N/A
1200 John Q.                 Chief                            January 2004; Portfolio Manager
  Hammons Drive              Operating                        of TIM since January 2004;
Madison, WI 53717            Officer                          Portfolio Manager of TPA from
Birth date: 10/28/68                                          December 1996 to December 2003;
                             Vice President   From 1996 to    Associate Portfolio Manager of
                                              2005            TPA from January 1994 to
                                                              December 1996; a Chartered
                                                              Financial Analyst.

Penny M. Hubbard             Chief            Since 2005      Vice President - Administrative           N/A              N/A
1200 John Q.                 Financial                        Services of TIM Holdings, Inc.
  Hammons Drive              Officer and                      since January 2004; previously,
Madison, WI 53717            Treasurer                        Assistant Vice President  -
Birth date: 6/2/61                                            Client Services of TPA and
                                                              various other capacities since
                                                              1984.

Jason L. Stephens            Chief            Since 2004      Chief Compliance Officer and              N/A              N/A
1200 John Q.                 Compliance                       Corporate Secretary of TIM since
  Hammons Drive              Officer                          January 2004; Research Analyst
Madison, WI 53717                                             of TPA from June 2003 to
Birth date: 10/15/74          Secretary       Since 2005      December 2003; Investment
                                                              Accountant of TPA from June 2002
                                                              to June 2003; Director of
                                                              Administration of Madison Opera
                                                              from August 1998 to December 2002.

--------------------------------
(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson is an "interested person" of the Investment Company by virtue of his position with the Investment Company and TIM.

(3) John C. Thompson, President and Chief Operating Officer of the Investment Company, is the son of John W. Thompson, Chairman, Director and Chief Executive Officer of the Investment Company.

Board Committees

      The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee selects and consults with the independent auditors for the Thompson Plumb Funds on matters pertaining to their audits of the Thompson Plumb Funds' annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of John W. Feldt (chair), Mary Ann Deibele and Donald A. Nichols, none of whom is an "interested" person of the Investment Company. Mr. Feldt has been determined by the Board to be an "audit committee financial expert." The audit committee met two times during the fiscal year ended November 30, 2005.

      The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. The nominating committee consists of Donald A. Nichols (chair), Mary Ann Deibele and John W. Feldt. The nominating committee met one time during the fiscal year ended November 30, 2005.

Director Compensation

      Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. During the fiscal year ended November 30, 2005, those directors who are not so affiliated with the Advisor received the compensation as set forth in the table below.

                                                                            Estimated
                                    Aggregate              Pension or         Annual          Total Compensation From
                                  Compensation             Retirement      Benefits Upon        Investment Company
Director                         From Each Fund             Benefits        Retirement              Complex(1)
------------------         --------------------------  ------------------  -------------      -----------------------
Mary Ann Deibele           $13,114 (Growth)                   None              None                   $21,000
                           $5,636 (Bond)
                           $1,125 (Select)
                           $1,125 (Blue Chip)

John W. Feldt              $13,114 (Growth)                   None              None                   $21,000
                           $5,636 (Bond)
                           $1,125 (Select)
                           $1,125 (Blue Chip)

Donald A. Nichols          $13,114 (Growth)                   None              None                   $21,000
                           $5,636 (Bond)
                           $1,125 (Select)
                           $1,125 (Blue Chip)

----------
(1) The Investment Company Complex consisted of four funds during fiscal year 2005. The Select and Blue Chip Funds ceased to be series of the Investment Company on February 25, 2005.

Director Ownership of Fund Shares

      The table below states the dollar range of shares of the Thompson Plumb Funds beneficially owned by each director of the Investment Company as of December 31, 2005:

                                                       Aggregate Dollar Range of
                                                        Equity Securities in all
                            Dollar Range of Equity        Funds Overseen by
Director                    Securities in Each Fund           Director
--------------------------  -------------------------  -------------------------
Mary Ann Deibele            Over $100,000 (Growth Fund)      Over $100,000
                            None (Bond Fund)

John W. Feldt               Over $100,000 (Growth Fund)      Over $100,000
                            None (Bond Fund)

Donald A. Nichols           Over $100,000 (Growth Fund)      Over $100,000
                            None (Bond Fund)

John W. Thompson            Over $100,000 (Growth Fund)      Over $100,000
                            $10,001-$50,000 (Bond Fund)

Material Transactions with Independent Directors

      No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2005, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

      No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $60,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Investment Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Investment Company, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Code of Ethics for Personal Trading

      The Investment Company and the Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

Code of Ethics for Principal Executive, Financial and Accounting Officers

      The Investment Company has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Investment Company files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

      Proxy voting policies adopted by the Investment Company are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Investment Company to determine how to vote proxies. Information regarding how the Investment Company voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2005 are available (1) without charge, upon request, by calling 1-800-999-0887, and on the Investment Company's website at www.thompsonplumb.com, and (2) on the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

      The Investment Company believes that portfolio holdings information constitutes material, non-public information. Accordingly, the Investment Company has adopted a policy limiting disclosure of the Funds' portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Investment Company's website within thirty (30) days of the end of such quarter. Lists of the Funds' portfolio holdings is also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about a Fund's portfolio holdings may also be disclosed to the Fund's advisor, distributor, transfer agent, custodian, independent auditor and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Fund. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Investment Company (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media of particular stocks, industries or market segments that the Funds owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Investment Company's policy regarding disclosure of portfolio holdings as attached hereto as Exhibit B.

      The Investment Company files with the SEC a complete schedule of each Fund's portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-800-999-0887, or on the Investment Company's website at www.thompsonplumb.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

                  ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

Investment Advisor

      Thompson Investment Management LLC ("TIM") acts as the investment advisor for the Growth and Bond Funds pursuant to an Investment Advisory Agreement. John
W. Thompson controls TIM by virtue of owning indirectly a majority of its outstanding voting securities. Subject to the general supervision of the Board of Directors of the Investment Company, TIM manages the investment operations of each of the Growth and Bond Funds and the composition of their respective assets. In this regard, TIM provides supervision of the assets of the Growth and Bond Funds, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

      Until January 2004, TPA acted as the investment advisor and administrator for the Funds.

      The Investment Advisory Agreement pursuant to which TIM is retained by the Growth and Bond Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

      The following table sets forth the aggregate fees paid to TIM and TPA under each Advisor's Investment Advisory Agreement for the past three fiscal years:

                      Fees for Investment Advisory Services

                                            For the years ended November 30,
                                      ------------------------------------------
                                           2005          2004           2003
                                      ------------   ------------   ------------
Thompson Plumb Growth Fund            $ 11,208,209   $ 11,637,344   $  5,543,311
Thompson Plumb Bond Fund              $    203,507   $    218,604   $    246,895

      The current Investment Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Investment Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them. The Investment Advisory Agreement also provides that a Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Investment Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Information About Portfolio Managers

      John W. Thompson and John C. Thompson are co-portfolio managers for the Growth Fund, and John W. Thompson is the portfolio manager for the Bond Fund.

      John W. Thompson receives a fixed salary for managing the Funds and other accounts. He also indirectly owns a majority of the outstanding equity interests in the Advisor and receives distributions from the Advisor from time to time.

      John C. Thompson receives a fixed salary for managing the Funds and other accounts.

      The following table sets forth the portfolio managers' ownership of Fund shares as of November 30, 2005:

                                Dollar Range of        Aggregate Dollar Range of
                               Equity Securities           Equity Securities
Portfolio Manager                 in Each Fund                in all Funds
----------------------   ----------------------------  -------------------------
John W. Thompson         Over $1,000,000 (Growth Fund)      Over $1,000,000
                         $10,001 - $50,000 (Bond Fund)

John C. Thompson         Over $1,000,000 (Growth Fund)      Over $1,000,000
                         None (Bond Fund)

      As of November 30, 2005, John W. Thompson managed a total of 470 separate accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth and Bond Funds, having total aggregate assets of $569 million. None of these accounts was charged a fee based on performance.

      As of November 30, 2005, John C. Thompson managed a total of 13 separate accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth Fund, having total aggregate assets of $25 million. None of these accounts was charged a fee based on performance.

      Many, but not all, of the accounts managed by John W. Thompson and John C. Thompson have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to TIM for managing the Fixed-Income Funds maybe less than the fees payable to TIM for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

Administrator

      Under an Administrative and Accounting Services Agreement with the Funds, TIM Holdings, Inc. (an affiliate of TIM) provides administrative and accounting services to the Funds. The administrative obligations include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of each Fund, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

      Until January 2004, TPA provided these services to the Funds.

      The annual fees to be paid by each of the Funds to TIM Holdings, Inc. under the Administrative and Accounting Services Agreement are calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets; 0.10% of the next $70 million; and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund.

      The following table sets forth the aggregate fees paid to TIM Holdings, Inc. and TPA for the past three fiscal years for administrative and accounting services provided to the Funds:

                Fees for Administrative and Accounting Services

                                            For the years ended November 30,
                                        ----------------------------------------
                                            2005          2004          2003
                                        ------------  ------------  ------------
Thompson Plumb Growth Fund              $    399,950  $    412,113  $    245,336
Thompson Plumb Bond Fund                $     46,308  $     48,290  $     52,984

      Expenses

      The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

      TIM has agreed to reimburse the Bond Fund for all expenses such Fund incurs from April 1, 2006 through March 31, 2007 in excess of 0.80% of its average daily net assets per annum.

      The following table sets forth the total expenses TIM and TPA reimbursed with respect to the Bond Fund for the past three fiscal years:

                               Reimbursed Expenses

                                            For the years ended November 30,
                                        ----------------------------------------
                                            2005          2004          2003
                                        ------------  ------------  ------------
Thompson Plumb Bond  Fund               $    151,663  $    131,437  $     94,653

Transfer and Dividend Disbursing Agent

      U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent for the Funds.

Custodian

      U.S. Bank, National Association, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

Counsel and Independent Registered Public Accounting Firm

      Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

      PricewaterhouseCoopers LLP, an independent registered public accounting firm, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits the annual financial statements of the Funds.

                                  DISTRIBUTION

      Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, is principal underwriter and distributor of shares of the Funds. The Distributor sells the shares on a best efforts basis pursuant to a Distribution Agreement among the Investment Company, the Advisor and the Distributor. The Distribution Agreement was approved by the Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, the Advisor of the Distributor.

      Under the Distribution Agreement, the Distributor is available to receive orders, make the Funds' shares available for sale and redemption through the NSCC's Fund/SERV system and to cooperate with the Investment Company on the development of advertisements and sales literature relating to the Funds. The Distributor, at its sole discretion, may repurchase shares offered for sale by Fund shareholders and enter into agreements with qualified broker-dealers who are interested in selling shares of the Funds. The Investment Company has agreed to indemnify the Distributor for claims, liabilities, losses, damages and expenses arising out of or based upon an untrue statement of a material fact contained in the Funds' registration statement, prospectus (including the statement of additional information), annual or interim report, advertisement or sales literature or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Investment Company's failure to comply with the Distribution Agreements or applicable law. The Distributor has agreed to indemnify the Investment Company for claims, liabilities, losses, damages and expenses arising out of or based upon the Distributor's failure to comply with the terms of the Distribution Agreements or applicable law or the Distributor's willful or negligent acts or omissions.

      Because the Investment Company has not adopted a distribution plan for the Funds, it cannot compensate the Distributor for the services its provides under the Distribution Agreements. Instead, the Advisor is responsible for paying the Distributor's fees under the Distribution Agreement. Such fees are payable monthly at an annual rate equal to .0025% of the net asset value of the Funds, subject to a minimum annual fee of $45,000.

      The Distribution Agreement continues for a period of two years from its effective date and thereafter will continue for successive one-year periods so long as such continuance is approved at least annually by the Investment Company Board of directors, including a majority of directors who are not "interested persons" of the Investment Company, the Advisor or the Distributor. The Distribution Agreement may be terminated, upon at least 60 days written notice, by either the Investment Company or the Distributor, and will automatically terminate in the event of its assignment.

      The Advisor pays, out of its own resources, amounts to broker-dealers and other intermediaries for various shareholder, account maintenance and other services they provide to the Funds. Such services usually include maintaining aggregated or omnibus accounts through which the clients, plan participants and beneficial holders of such broker-dealers and intermediaries invest in the Funds, forwarding copies of Fund prospectuses, reports, proxy materials and other communications to their clients, plan participants and other beneficial holders, and responding to questions about Fund purchases, redemptions, exchanges and the like. The payments made by the Advisor under these shareholder servicing arrangements are generally expressed as a percentage of the aggregate net assets of the accounts in the Funds for which such broker-dealers and intermediaries are responsible. The Funds reimburse the Advisor for a portion of the amounts paid by the Advisors under these arrangements. The amount reimbursed is equal to either (1) 0.10% of the average annual net assets of the omnibus accounts in the Funds for which the broker-dealers and other intermediaries are responsible, or (2) the actual amount of transfer agency fee savings as a result of such omnibus accounts, whichever is less. That percentage has been determined by the Board of Directors of the Investment Company to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these omnibus accounts. For the fiscal year ended November 30, 2005, the amounts reimbursed by the Funds to the Advisor were $276,899.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

      In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bear such part of the cost themselves. While the Advisors believe such information and services have substantial value, the Advisors consider them supplemental to their own efforts in the performance of their duties under the Investment Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Investment Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determine in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

      The Advisor does not compensate broker-dealers for, or otherwise take into consideration, their efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

      The Advisor may direct portfolio transactions for the Funds to Fidelity Capital Markets, BNY Brokerage Services, Trade Manage Capital, Inc. and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by a Fund are returned to that Fund and used to pay that Fund's expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

      On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Investment Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

      The following table sets forth the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

                     Brokerage Commissions Paid by the Funds

                                            For the years ended November 30,
                                        ----------------------------------------
                                            2005          2004          2003
                                        ------------  ------------  ------------
Thompson Plumb Growth Fund              $  1,418,874  $  1,659,543  $  1,226,679
Thompson Plumb Bond Fund                $      1,110  $          0  $      3,014

      During the fiscal year ended November 30, 2005, the Thompson Plumb Growth Fund paid $499 in aggregate brokerage commissions to U.S. Bank, an affiliate of the Fund's Distributor. The Percentage of the Fund's aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2005 was 0.035%, and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2005 was 6.679%.

      During the fiscal year ended November 30, 2005, the Thompson Plumb Bond Fund paid $261 in aggregate brokerage commissions to U.S. Bank, an affiliate of the Fund's Distributor. The Percentage of the Fund's aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2005 was 1.4326%, and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2005 was 28.067%.

      The Funds did not pay any other brokerage commissions to any affiliated person of the Funds, the Advisor or the Distributor, or to any affiliates of such affiliated persons during the past three fiscal years.

      The following table sets forth, for the fiscal year ended November 30, 2005, the aggregate amount of portfolio securities transactions executed for the Funds by broker-dealers who provided research services to the Funds or with which the Funds had directed brokerage arrangements, and the commissions paid to such broker-dealers.

                                    Aggregate Directed
                                  Portfolio Transactions  Brokerage Commissions
                                  ----------------------  ----------------------
Growth Fund                       $          791,383,736  $            1,119,341
Bond Fund                         $              490,900  $                  850

      As of November 30, 2005, no Fund owned any securities of its "regular broker-dealer" (as defined in Rule 10b-1 under the 1940 Act) or of their parents, except as set forth in the table below.

                                 Issuer                                              Value at
                        (Regular Broker-Dealer)                  Security        November 30, 2005
               ---------------------------------------   ----------------------  -----------------
Growth Fund    Citigroup                                 Common Stock                 19,594,780
               Morgan Stanley                            Common Stock                 25,625,320
               Prudential Financial                      Commercial Paper              2,147,000
Bond Fund      Morgan Stanley                            Bond                            490,650
               JP Morgan                                 Bond                          1,030,201

                                      TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

      The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

      Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

      All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

      Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

      Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

      The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

General

      The authorized capital stock of the Investment Company consists of an indefinite number of shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into two series, each of which has an indefinite number of authorized shares: the Growth Fund and the Bond Fund. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

      Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

      Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new investment advisory agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Control Persons and Principal Holders of Fund Shares

      The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of March 1, 2006. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER                              PERCENTAGE OWNERSHIP
-----------------------------------------------------   --------------------
GROWTH FUND:

      Charles Schwab (record)                                   19.79%
      101 Montgomery Street
      San Francisco, CA 94104-4122

      National Financial Services LLC (record)                  15.85%
      1 World Financial Center
      200 Liberty Street, 5th Floor
      New York, NY 10281-5503

      All officers and directors of the                          1.12%
      Investment Company as a group (7 persons)

RECORD OR BENEFICIAL OWNER                              PERCENTAGE OWNERSHIP
-----------------------------------------------------   --------------------
BOND FUND:

      Charles Schwab (record)                                   25.47%
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Thompson Plumb Trust Co. (record)                          8.91%
      1200 John Q. Hammons Drive
      2nd Floor
      Madison, WI 53717

      MITRA & Co.                                                5.53%
      C/O Marshall & Ilsley Trust Co.
      1000 N. Water Street
      Milwaukee, WI 53202-6648

      All officers and directors of the                          0.04%
      Investment Company as a group (7 persons)

                              FINANCIAL STATEMENTS

      The financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2005 are incorporated herein by reference. The Annual Report to Shareholders may be obtained without charge by writing to Thompson Plumb Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53202 or by calling 1-800-999-0887.

                                                                       EXHIBIT A

                           THOMPSON PLUMB FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                                  Introduction

      Thompson Plumb Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

                         General Policies and Procedures

      The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

      The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

      The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

                                Specific Matters

      Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particular their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has the potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

      Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

      Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

      Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including restricted stock, option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives. The Funds prefer restricted stock versus stock options because restricted stock better aligns shareholder interests with employee interests. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

      The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

      Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

      Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

      Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

      Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

                Delegation of Proxy Voting; Conflicts of Interest

      The Funds delegate their proxy voting decisions to Thompson Investment Management LLC, their investment adviser (the "Adviser"). The portfolio manager(s) of the Funds (who are employees of the Adviser) decide on how votes should be cast by the Funds, given their knowledge of the companies in which the Funds are invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast votes on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

      Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

      The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds managed by the Adviser. The portfolio manager(s) of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser's Proxy Review Committee and the President of the Adviser for further consideration. When the Adviser's Proxy Review Committee or the Adviser's President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

      The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

                                  Miscellaneous

      These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Funds are entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Funds and its shareholders.

      These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

                                                                       EXHIBIT B

                           THOMPSON PLUMB FUNDS, INC.
                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Directors of Thompson Plumb Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds") of the Company.

General Policy

      Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate Company business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions.

Specific Authorized Public Disclosures

      The Company shall post on its website a complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") as of the end of each calendar quarter. This posting shall be made within thirty (30) days of the end of such quarter. The Holdings Schedule of each Fund shall at least identify each security or investment and its market value at the end of the quarter. In addition, the Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the semi-annual and annual reports to shareholders to include a complete schedule of investments for each Fund. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

      The Company may refer persons who seek information on portfolio holdings to the Holdings Schedule posted on the website or the Company may deliver a copy of a Holdings Schedule to them but not until after the Holdings Schedule has been posted on the website.

Prohibition Against Selective Disclosure

      Other than the postings of Holdings Schedules as described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company or Thompson Investment Management LLC or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its advisors, distributor, transfer agent, accounting/pricing agent, administrator, custodian, counsel and independent auditors) of this Policy and determine the ability of such service providers to comply with it.

Permissible Disclosure

      Notwithstanding the prohibitions above, the President or Vice President of the Company may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. In addition, the President or Vice President of the Company (and the portfolio manager(s) of a Fund, after consultation with the Company's President) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization, but shall not disclose the number of shares or principal amount involved owned or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not disclose that the Fund is considering the purchase or sale of any security.

      Information about a Fund's portfolio holdings may be disclosed by the Fund's advisor, distributor, administrator, accounting/pricing agent, transfer agent, custodian, counsel, independent auditors and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund.

      Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

Reports to Board

      The Company shall report to the Board of Directors on a quarterly basis the parties' compliance with this Policy.

Oversight of Policy

      The Company's chief compliance officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The chief compliance officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

Disclosure of Policy

      The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information ("SAI") and the SAI shall describe this Policy.

                                     PART C
                                Other Information

                                -----------------

Item 23. Exhibits.

      See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      None.

Item 25. Indemnification.

      Article V, Section 4 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Item 26. Business and Other Connections of Investment Advisor.

      Thompson Investment Management LLC is the investment advisor to the Growth and Bond Funds of the Registrant. Set forth below is a list of the directors and officers of Thompson Investment Management LLC, together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

                                         Position with Thompson
Name                                    Investment Management LLC                     Other Affiliations
----                                    -------------------------                     ------------------
John W. Thompson                President                                   Chairman, Chief Executive Officer and
                                                                            Director of the Registrant; President of
                                                                            Thompson, Plumb & Associates, Inc. until
                                                                            January 2004.

John C. Thompson                Vice President                              President of the Registrant; Portfolio
                                                                            Manager of Thompson, Plumb & Associates,
                                                                            Inc. until January 2004.

                                         Position with Thompson
Name                                    Investment Management LLC                     Other Affiliations
----                                    -------------------------                     ------------------
Roland C. Reinholtz             Vice President                              Portfolio Manager of Thompson, Plumb &
                                                                            Associates, Inc. until January 2004.

Penny Hubbard                   Vice President - Administrative Services    Chief Financial Officer of the
                                                                            Registrant; Vice President of Thompson,
                                                                            Plumb & Associates, Inc. until January
                                                                            2004.

Jason L. Stephens               Chief Compliance Officer and Secretary      Chief Compliance Officer and Secretary
                                                                            of the Registrant, Analyst at Thompson,
                                                                            Plumb & Associates, Inc. until January
                                                                            2004.

Colleen Curliss                 Chief Financial Officer                     Controller, Thompson, Plumb &
                                                                            Associates, Inc. until December 2003;
                                                                            Consultant for Wisconsin Capital
                                                                            Management, LLC (through The QTI Group)
                                                                            from January 2004 to July 2004;
                                                                            Consultant for Thompson Investment
                                                                            Management LLC (through The QTI Group)
                                                                            from January 2004 to July 2004.

      Item 27. Principal Underwriters.

      Quasar Distributors, LLC serves as the principal underwriter and distributor of shares of the Registrant's mutual fund series.

      (a) Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

            Capital Advisors Funds
            Cullen Funds Trust
            Country Funds
            Hennessy Mutual Funds, Inc.
            Hennessy Funds, Inc.
            Kit Cole Investment Trust
            Everest Series Funds Trust
            Brandywine Blue Funds, Inc.
            Light Revolution Fund, Inc.
            The Jensen Portfolio

            AHA Funds
            Wexford Trust, The Muhlenkamp Fund
            Mutuals.com, The Generation Wave Funds, VICE Fund
            First American Funds, Inc.
            First American Investment Funds, Inc.
            First American Insurance Portfolios, Inc.
            First American Strategy Funds, Inc.
            Zodiac Trust, Conning Money Market Portfolio
            CCMA Select Investment Trust
            CCM Advisors Funds
            Glenmede Fund, Inc.
            Fort Pitt Capital Group, Inc.
            Jacob Internet Fund
            Teberg Fund
            Alpine Series Trust
            Alpine Equity Trust
            Alpine Income Trust
            LKCM Funds
            Monetta Fund, Inc.
            Monetta Trust
            Kenwood Funds
            Thompson Plumb Funds, Inc.
            AIP Alternative Strategies Funds
            Blue & White Fund
            Al Frank Funds
            Allied Asset Advisors Funds
            Dow Jones Islamic Index
            Optimum Q Funds
            Matrix Asset Advisors, Inc.
            Brazos Mutual Funds
            Prudent Bear Mutual Funds
            Hollencrest Equity Fund
            Permanent Portfolio Funds
            Guinness Atkinson Funds
            Buffalo Funds
            MP63 Fund
            NorCap Funds
            Kirr Marbach Partners Funds, Inc.
            Brandes Investment Trust
            Bridges Fund
            Builders Fixed Income Fund, Inc.
            FFTW Funds, Inc.
            Harding Loevner Funds, Inc.
            Fremont Funds
            Fund X Funds
            Masters' Select Fund Trust

            The Osterweis Strategic Income Fund
            PIC Investment Trust Funds
            Rainier Funds
            TIFF Investment Program, Inc.
            TT International
            American Trust Allegiance Fund
            Avatar Advantage Funds
            Chase Funds
            Conning Money Market Portfolio
            Duncan-Hurst Funds
            Edgar Lomax Value Fund
            Greenville Small Cap Growth Fund
            Hester Total Return Fund
            High Pointe Funds
            Howard Capital Appreciation Fund
            Intrepid Capital Management
            Invesco National Asset Management Funds
            Jacobs & Company Mutual Fund
            Julius Baer Funds
            Kensington Funds
            Leonetti Funds
            Lighthouse Capital Management
            McCarthy Fund
            McIntyre Global Equity Fund
            Midanek/Pak Fund
            Perkins Capital Management
            PIC Funds
            Portfolio 21
            Primecap Odyssey Funds
            Prudent Bear Funds, Inc.
            Purisima Funds
            Segall Bryant & Hamill Funds
            Summit Funds
            Tyee Capital Management
            Villere Fund
            Women's Equity Fund

      (b) Set forth below is a list of each manager, officer, director and member of Quasar Distributors, LLC and their positions and officers with Quasar Distributors, LLC and the Registrant.

Name and Principal                            Positions and                   Positions and
Business Address                        Offices with Underwriter         Offices with Registrant
----------------                        ------------------------         -----------------------
James R. Schoenike             President, General Securities Principal             None
615 East Michigan Street       and Board Member
Milwaukee, WI  53202

Donna J. Berth                 Treasurer                                           None
615 East Michigan Street
Milwaukee, WI  53202

Susan LaFond                   Financial Operations Principal                      None
615 East Michigan Street
Milwaukee, WI  53202

Andrew M. Strnad               Secretary                                           None
615 East Michigan Street
Milwaukee, WI  53202

Teresa Cowan                   Chief Compliance Officer, General                   None
615 East Michigan Street       Securities Principal and Assistant
Milwaukee, WI  53202           Secretary

Eric W. Falkeis                Board Member                                        None
777 E. Wisconsin Avenue
Milwaukee, WI  53202

Joe Redwine                    Board Member                                        None
615 East Michigan Street
Milwaukee, WI  53202

Robert Kern                    Board Member                                        None
777 E. Wisconsin Avenue
Milwaukee, WI  53202

      (c) Quasar Distributors, LLC does not receive any commissions or other compensation from the Registrant. Thompson Investment Management LLC, the investment advisor to the Registrant's Growth and Bond Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds.

Item 28.  Location of Accounts and Records.

      The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of TIM Holdings, Inc. or Thompson Investment Management LLC, 1200 John Q. Hammons Drive, Fifth Floor, Madison, Wisconsin 53717.

Item 29.  Management Services.

      Not applicable.

Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on the 30th day of March, 2006.

                                        THOMPSON PLUMB FUNDS, INC

                                        By /s/  John W. Thompson
                                           ------------------------------------
                                           John W. Thompson
                                           Chairman and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on this 30th day of March, 2006, by the following persons in the capacities indicated.


/s/  John W. Thompson                               /s/  Mary Ann Deibele*
----------------------------------------            ---------------------------
         John W. Thompson                                 Mary Ann Deibele
Chairman and Chief Executive Officer                          Director
  (Principal Executive Officer)

/s/  Penny Hubbard                                  /s/  John W. Feldt*
----------------------------------------            ---------------------------
          Penny Hubbard                                   John W. Feldt
      Chief Financial Officer                                Director
   (Principal Financial Officer)

/s/  Donald A. Nichols*
----------------------------------------
          Donald A. Nichols
               Director

*By: /s/  John W. Thompson
----------------------------------------
          John W. Thompson

*     Pursuant to Power of Attorney dated January 26, 1995

                           THOMPSON PLUMB FUNDS, INC.

                  ---------------------------------------------

                                  EXHIBIT INDEX

                                       TO

                       REGISTRATION STATEMENT ON FORM N-1A

                  ---------------------------------------------

                                                                                     Incorporated
Exhibit Number                      Description                                 Herein By Reference To              Filed Herewith
--------------                      -----------                                 ----------------------              --------------
(A)(1)           Registrant's Amended and Restated Articles of       Post-Effective Amendment No. 12 to the
                 Incorporation                                       Registrant's Registration Statement on Form
                                                                     N-1A (Reg. No. 33-6418) (the "Registration
                                                                     Statement")

(A)(2)           Articles of Amendment to Registrant's Amended and   Post-Effective Amendment No. 17 to the
                 Restated Articles of Incorporation                  Registration Statement

(A)(3)           Articles of Amendment to Registrant's Amended and   Post-Effective Amendment No. 19 to the
                 Restated Articles of Incorporation                  Registration Statement

(A)(4)           Articles of Amendment to Registrant's Amended and   Post-Effective Amendment No. 22 to the
                 Restated Articles of Incorporation                  Registration Statement

(A)(5)           Articles of Amendment to Registrant's Amended and                                                        X
                 Restated Articles of Incorporation

(B)              Registrant's Amended and Restated Bylaws            Post-Effective Amendment No. 23 to the
                                                                     Registration Statement

(C)              None

(D)              Investment Advisory Agreement between Registrant    Post-Effective Amendment No. 22 to the
                 and Thompson Investment Management LLC for the      Registration Statement
                 Growth and Bond Funds

(E)              Distribution Agreement among Registrant,                                                                 X
                 Thompson Investment Management LLC and Quasar
                 Distributors, LLC

                                                                                     Incorporated
Exhibit Number                      Description                                 Herein By Reference To              Filed Herewith
--------------                      -----------                                 ----------------------              --------------
(F)              Not applicable

(G)(1)           Custodian Agreement with Bank between Registrant    Post-Effective Amendment No. 12 to the
                 and First Wisconsin Trust Company, as amended and   Registration Statement
                 restated as of February 7, 1992

(G)(3)           Custody Agreement with U.S. Bank National                                                                 X
                 Association

(G)(2)           Amendment to the Custodian Agreement                Post-Effective Amendment No. 19 to the
                                                                     Registration Statement

(H)(1)           Administrative and Accounting Services Agreement    Post-Effective Amendment No. 22 to the
                 between Registrant and TIM Holdings, Inc.           Registration Statement

(H)(2)           Shareholder Services Agreement between Registrant   Post-Effective Amendment No. 12 to the
                 and Thompson, Unger & Plumb, Inc., as amended and   Registration Statement
                 restated as of February 7, 1992

(H)(3)           Operating Agreement between Registrant and          Post-Effective Amendment No. 12 to the
                 Charles Schwab & Co., Inc. dated as of              Registration Statement
                 January 15, 1997

(H)(4)           Amendment to the Operating Agreement                Post-Effective Amendment No. 19 to the
                                                                     Registration Statement

(H)(5)           Confidentiality Agreement between Registrant and    Post-Effective Amendment No. 12 to the
                 Charles Schwab & Co., Inc. dated as of January      Registration Statement
                 15, 1997

(H)(6)           Services Agreement between Registrant and Charles   Post-Effective Amendment No. 12 to the
                 Schwab & Co., Inc. dated as of January 15, 1997     Registration Statement

(H)(7)           Amendment to the Services Agreement                 Post-Effective Amendment No. 19 to the
                                                                     Registration Statement

(H)(8)           Distribution and Servicing Agreement between        Post-Effective Amendment No. 12 to the
                 Registrant and Portico Funds, Inc.                  Registration Statement

(H)(9)           Servicing Agreement between Registrant and          Post-Effective  Amendment No. 13 to the
                 Firstar Funds, Inc.                                 Registration Statement

                                                                                     Incorporated
Exhibit Number                      Description                                 Herein By Reference To              Filed Herewith
--------------                      -----------                                 ----------------------              --------------

(H)(10)          Amendment to the Servicing Agreement                Post-Effective Amendment No. 19 to the
                                                                     Registration Statement

(H)(11)          Loan Agreements dated as of October 1, 2004         Post Effective Amendment No. 23 to the
                 between Registrant (regarding its various series)   Registration Statement
                 and Firstar Bank, N.A., as amended and extended
                 on November 1, 2004

(H)(12)          Prospect Servicing Agreement between Registrant,    Post-Effective Amendment No. 17 to the
                 Thompson Plumb & Associates, Inc. and Firstar       Registration Statement
                 Mutual Fund Services, dated June 1, 2001

(H)(13)          Administration Agreement between Registrant and     Post-Effective Amendment No. 17 to the
                 Fidelity Brokerage Services LLC and National        Registration Statement
                 Financial Services LLC, dated March 29, 2000

(H)(14)          Fundvest - No Transaction Fee Agreement between     Post-Effective Amendment No. 17 to the
                 Registrant and Pershing Division of Donaldson,      Registration Statement
                 Lufkin & Jenrette Securities Corporation, dated
                 February 20, 2001

(H)(15)          Fund Party/Clearing Broker Agreement between the    Post-Effective Amendment No. 17 to the
                 Registrant and Goldman, Sachs & Co., dated          Registration Statement
                 November 10, 2000

(H)(16)          Expediter Mutual Fund Service Agreement between     Post-Effective Amendment No. 17 to the
                 Registrant and SunGard Investment Products Inc.,    Registration Statement
                 dated August 27, 1999

(H)(17)          Agreement between Registrant and American Express   Post-Effective Amendment No. 17 to the
                 Financial Advisors, Inc., dated October 11, 1999    Registration Statement

(H)(18)          Shareholder Service Agreement between Thompson,     Post-Effective Amendment No. 17 to the
                 Plumb & Associates and First Trust Corporation,     Registration Statement
                 dated April 3, 2001

(H)(19)          Agreement for Use of Brokerage Commissions among    Post-Effective Amendment No. 18 to the
                 Registrant, Thompson, Plumb & Associates, Inc.      Registration Statement
                 and National Financial Services, LLC

                                                                                     Incorporated
Exhibit Number                      Description                                 Herein By Reference To              Filed Herewith
--------------                      -----------                                 ----------------------              --------------

(H)(20)          Services Agreement between Thompson, Plumb &        Post-Effective Amendment No. 19 to the
                 Associates, Inc. and Morgan Stanley DW Inc.         Registration Statement

(H)(21)          Services Agreement among Fidelity Brokerage         Post-Effective Amendment No. 21 to the
                 Services LLC, National Financial Services           Registration Statement
                 Corporation, U.S. Bancorp Fund Services, LLC and
                 Quasar Distributors, LLC

(H)(22)          Shareholder Services Agreement between Thompson     Post-Effective Amendment No. 21 to the
                 Plumb Funds, Inc., Thompson Plumb & Associates,     Registration Statement
                 Inc. and Thompson Plumb Trust Company

(H)(23)          Services Agreement among Wachovia Bank, U.S.        Post-Effective Amendment No. 21 to the
                 Bancorp Fund Services, LLC, and Thompson Plumb &    Registration Statement
                 Associates, Inc.

(H)(24)          Participation Agreement between Salomon Smith       Post-Effective Amendment No. 21 to the
                 Barney and Thompson Plumb & Associates, Inc.        Registration Statement

(H)(25)          Form of Sales Agreement for use by Quasar           Post-Effective Amendment No. 21 to the
                 Distributors, LLC with selected dealers             Registration Statement

(H)(26)          Reimbursement Agreement between Thompson Plumb      Post-Effective Amendment No. 21 to the
                 Funds, Inc. and Thompson Plumb & Associates, Inc.   Registration Statement

(H)(27)          Fee Waiver and Expense Reimbursement Commitment                                                          X
                 Letter from Thompson Investment Management LLC
                 regarding expense ratio for the Bond Fund

(I)              Opinion of Counsel                                  Post-Effective Amendment No. 19 to the
                                                                     Registration Statement

(J)(1)           Consent of Independent Registered Public                                                                 X
                 Accounting Firm

(J)(2)           Consent of Counsel                                                                                       X

(K)              Not applicable

                                                                                     Incorporated
Exhibit Number                      Description                                 Herein By Reference To              Filed Herewith
--------------                      -----------                                 ----------------------              --------------

(L)              Subscription Agreement between Registrant and       Post-Effective Amendment No. 14 to the
                 Thompson, Unger & Plumb, Inc. (f/k/a FMI Capital    Registration Statement
                 Management, Inc.)

(M)              Not applicable

(P)              Code of Ethics                                                                                           X


-----------------------------------